AMENDMENT NO. 1 TO CREDIT AGREEMENT



      THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of May 6, 1998 (the "Amendment"), is by and among DIMON INCORPORATED, a Virginia corporation (the "Borrower"), the several lenders identified on the signature pages hereto (the "Lenders"), NATIONSBANK, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), FIRST UNION NATIONAL BANK ("FUNB"), as documentation agent for the Lenders (in such capacity, the "Documentation Agent"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND," NEW YORK BRANCH ("Rabobank") and SOCIETE
GENERALE ("SocGen"), as co-agents for the Lenders (in such capacity, the "Co-Agents").


                      W I T N E S S E T H:

      WHEREAS, pursuant to a Credit Agreement dated as of June 27, 1997 (the "Credit Agreement") among the Borrower, the Lenders, the
Administrative Agent, the Documentation Agent and the Co-Agents, the Lenders have extended commitments to make certain credit facilities available to the Borrower;

      WHEREAS, the parties hereto have agreed to enter into this Amendment in order to effect certain amendments to the Credit Agreement.

      NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:


                                PART I
                             DEFINITIONS

      SUBPART 1.1. Certain Definitions. Unless other-wise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

        "Amendment Effective Date" is defined in Subpart 3.1.

      SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement (as amended hereby).


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PART II
AMENDMENTS TO CREDIT AGREEMENT

      Effective on (and subject to the occurrence of) the Amendment Effective Date, the Credit Agreement is hereby amended in accordance with this Part II.

      SUBPART 2.1. Amendments to Section 6.2. Section 6.2 of the Credit Agreement is hereby amended in its entirety to read as follows:

      Section 6.1        Minimum Consolidated Tangible Net Worth.

      Maintain Consolidated Tangible Net Worth, calculated on the last day of each fiscal quarter of not less than the "Minimum Compliance
Level."    As of the Closing Date, the "Minimum Compliance Level" shall be $165,000,000. Beginning on the date on which the Administrative Agent first receives the officer's certificate to be furnished by the Borrower pursuant to Section 7.1(c) of this Agreement, the "Minimum Compliance Level" shall be the greater of (a) $165,000,000 or (b) Consolidated Tangible Net Worth as of June 30, 1997 less $15,000,000 (or, at any determination date occurring on or after June 30, 1998, $25,000,000, provided that the Borrower owns the floral business of Florimex as of such date). The Minimum Compliance Level shall be adjusted upward (a) upon the conversion of any Subordinated Debt Securities into stock of the Borrower, by an amount equal to the aggregate principal amount of Subordinated Debt Securities so converted and (b) as of the last day of each fiscal year, from and including the fiscal year ending June 30, 1998, by an amount equal to 55% of Consolidated Net Income (inclusive of extraordinary gains and without reduction for extraordinary losses) for such fiscal year. The foregoing increases in the Minimum Compliance Level shall be cumulative, and no reduction shall be made on account of any Consolidated Net Income of less than zero for any fiscal year.

      SUBPART 2.2. Amendments to Section 6.3. Section 6.3 of the Credit Agreement is hereby amended in its entirety to read as follows:

      Section 6.3       Consolidated Fixed Charge Coverage Ratio.

      Maintain a Consolidated Fixed Charge Coverage Ratio, calculated on the last day of each fiscal quarter ending on the dates set forth below, of not less than the ratio set forth opposite such date:

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      Fiscal Quarter End       Ratio
      ------------------      --------
      September 30, 1997      0.80:1.0
      December 31, 1997       1.10:1.0
      March 31, 1998
       through
       December 31, 1998      0.90:1.0
      March 31, 1999          1.10:1.0
      June 30, 1999 and
       each fiscal quarter
       end occurring
       thereafter             1.25:1.0


      SUBPART 2.3. Amendments to Section 6.4. Section 6.4 of the Credit Agreement is hereby amended in its entirety to read as follows:

      Section 6.4       Consolidated Leverage Ratio.
                        ----------------------------
      Maintain a Consolidated Leverage Ratio, calculated on the last day of each fiscal quarter ending on the dates set forth below, of not more than the ratio set forth opposite such date:

      Fiscal Quarter End      Ratio
      ------------------      -----
      June 30, 1997 and
        September 30, 1997    0.775:1.0
      December 31, 1997
        through
        December 31, 1998     0.750:1.0
      March 31, 1999          0.725:1.0
      June 30, 1999           0.700:1.0
      September 30, 1999      0.675:1.0
      December 31, 1999
        and each fiscal
        quarter end
        occurring thereafter  0.650:1.0

                                   PART III
                      CONDITIONS TO EFFECTIVENESS

      SUBPART 3.1. Amendment Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment Effective Date") when all of the conditions set forth in this Subpart 3.1 shall have been satisfied.

            SUBPART 3.1.1. Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of the Borrower and the Required Lenders.


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            SUBPART 3.1.2.  Amendment Fee.  The Borrower shall pay to
each Lender which executes this Amendment an amendment fee equal to five basis points (5bps) on such Lender's Commitment .

            SUBPART 3.1.4. Other Documents. The Administrative Agent shall have received such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, all in form reasonably satisfactory to the Administrative Agent.


                                 PART IV
                              MISCELLANEOUS

      SUBPART 4.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

      SUBPART 4.2. Instrument Pursuant to Credit Agreement. This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

      SUBPART 4.3. References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

      SUBPART 4.4. Survival. Except as expressly modified and amended in this Amendment, all of the terms and provisions and conditions of each of the Credit Documents shall remain unchanged.

      SUBPART 4.5. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SUBPART 4.6. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF VIRGINIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

      SUBPART 4.7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      SUBPART 4.8. Acknowledgement of Mergers of Certain Subsidiaries. The Lenders hereby acknowledge that Florimex Worldwide, Inc. and DIMON International, Inc. have been merged into the Borrower.


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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

                                DIMON INCORPORATED

                                      /s/ James A. Cooley
                                By____________________________

                                      Senior Vice President and Treasurer
                                Title_________________________


                                      /s/ B. Lynne Finney
                                By____________________________

                                      Assistant Treasurer
                                Title_________________________

















                              [Signatures Continued]









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LENDERS:

                              NATIONSBANK, N.A., as a Lender and
                              in its capacity as Administrative Agent

                                      /s/ Berthan C. Austin
                              By________________________________
                              Name:   Berthan C. Austin
                              Title:  Vice President


                              FIRST UNION NATIONAL BANK, as a Lender
                              and in its capacity as Documentation Agent

                                      /s/ William C. Moses
                              By________________________________
                              Name:   William C. Moses
                              Title:  Vice President


                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK B.A., "RABOBANK
                              NEDERLAND," NEW YORK BRANCH, as a
                              Lender and in its capacity as Co-Agent

                                      /s/ Robert B. Benoit
                              By________________________________
                              Name:   Robert B. Benoit
                              Title:  Senior Vice President

                                      /s/ M. Christina Debler
                              By________________________________
                              Name:   M. Christina Debler
                              Title:  Vice President


                              SOCIETE GENERALE, as a Lender and
                              in its capacity as Co-Agent

                                      /s/ Ralph Saheb
                              By________________________________
                              Name:   Ralph Saheb
                              Title:  Vice President, Manager

                              [Signatures Continued]

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                              BANK OF AMERICA NT & SA

                                      /s/ Thomas Barnett
                              By________________________________
                              Name:   Thomas Barnett
                              Title:  Managing Director



                              CRESTAR BANK

                                      /s/ C. Gray Key
                              By________________________________
                              Name:   C. Gray Key
                              Title:  Vice President


                              WACHOVIA BANK, N.A.

                                      /s/ Keith Sherman
                              By________________________________
                              Name:   Keith Sherman
                              Title:  Senior Vice President


                              BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                      /s/ J. A. Don
                              By________________________________
                              Name:   J. A. Don
                              Title:  Vice President & Manager




                              [Signatures Continued]


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                               ABN AMRO BANK N.V. NEW YORK BRANCH

                                      /s/ Richard D. West
                              By________________________________
                              Name:   Richard D. West
                              Title:  Group Vice President

                                      /s/ Christopher M. Plumb
                              By________________________________
                              Name:   Christopher M. Plumb
                              Title:  Vice President


                              THE BANK OF NOVA SCOTIA

                                      /s/ J. W. Campbell
                              By________________________________
                              Name:   J. W. Campbell
                              Title:  Unit Head


                              THE SUMITOMO BANK, LIMITED,
                              NEW YORK BRANCH

                                      /s/ John C. Kissinger
                              By________________________________
                              Name:   John C. Kissinger
                              Title:  Joint General Manager


                              BAYERISCHE VEREINSBANK AG,
                              NEW YORK BRANCH

                                      /s/ William Schwarze
                              By________________________________
                              Name:   William Schwarze
                              Title:  Vice President


                                      /s/ Donald Asadorian
                              By________________________________
                              Name:   Donald Asadorian
                              Title:  Vice President

                              [Signatures Continued]

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                               NATEXIS BANQUE DU COMMERCE EXTERIEUR
                              (fka Banque Francaise Du Commerce
                              Exterieur)

                                      /s/ Stephen Jendras
                              By________________________________
                              Name:   Stephen Jendras
                              Title:  Vice President

                              CORESTATES BANK, N.A.

                                      /s/ John D. Brady
                              By________________________________
                              Name:   John D. Brady
                              Title:  Vice President


                              ISTITUTO BANCARIO SAN PAOLO DI TORINO S.P.A.

                                      /s/ Luca Sacchi
                              By________________________________
                              Name:   Luca Sacchi
                              Title:  Vice President


                                      /s/ Carlo Persico
                              By________________________________
                              Name:   Carlo Persico
                              Title:  Directing General Manager


                              STANDARD  CHARTERED BANK

                                      /s/ Francois P. Dorival-Bordes
                              By________________________________
                              Name:   Francois P. Dorival-Bordes
                              Title:  Vice President

                                      /s/ Kristina McDavid
                              By________________________________
                              Name:   Kristina McDavid
                              Title:  Vice President


                              [Signatures Continued]

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                             BANCA MONTE DEI PASCHI DI SIENA S.P.A.

                                      /s/ S. M. Sondak
                              By________________________________
                              Name:   S. M. Sondak
                              Title:  F. V. P. & Dep. General Manager

                                       /s/ Brian R. Lander
                              By________________________________
                              Name:   Brian R. Lander
                              Title:  Vice President


                              CREDIT LYONNAIS ATLANTA AGENCY

                                      /s/ David M. Cawrse
                              By________________________________
                              Name:   David M. Cawrse
                              Title:  First Vice President & Manager


                              THE SANWA BANK, LIMITED, ATLANTA AGENCY

                                      /s/
                              By________________________________
                              Name:
                              Title:


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